UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

Five Oaks Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Madison Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 257-5073
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2016, the Audit Committee of the Board of Directors of Five Oaks Investment Corp. (the “Company”) determined that the Company had incorrectly reported unrealized losses on two Non-Agency RMBS IOs for which the Company had elected the fair value option at the inception of the transactions. The first IO was acquired in the Oaks Mortgage Trust Series 2015-1 transaction completed in April 2015 and the second IO was acquired in the Oaks Mortgage Trust Series 2015-2 transaction completed in November 2015. The losses were incorrectly reported through other comprehensive income (OCI) instead of through the Company’s statements of operations for each of the quarter and year-to-date periods ended June 30, 2015 and September 30, 2015 included in the Company’s Quarterly Reports on Form 10-Q for each such period (the “Impacted 10-Qs”). As a result, on March 21, 2016, the Audit Committee concluded that the Company will restate the unaudited condensed consolidated financial statements for each of such quarters (and year-to-date periods) and that the previously issued unaudited condensed consolidated financial statements included in the Impacted 10-Qs (the “Affected 2015 Quarterly Financial Statements”) should no longer be relied upon.

Although comprehensive income and stockholders’ equity reported in the Affected 2015 Quarterly Financial Statements will not change upon correctly reporting such losses, upon such restatement, net income attributable to common stockholders for the quarter (and six months) ended June 30, 2015 will decrease by $232,273 from $3,162,596 to $2,930,323 (and by $232,273 from a net loss of $2,848,240 to a net loss of $3,080,513 for the six months), while OCI will increase by the same amount, and each of basic and diluted income per share for the quarter will decrease from $0.21 to $0.20 (and from a loss per share of $0.19 to $0.21 for the six months). For the quarter (and nine months) ended September 30, 2015, upon such restatement, the net loss attributable to common stockholders will increase by $393,685 from $2,185,546 to $2,579,231 (and by $625,958 from a net loss of $5,033,786 to $5,659,744 for the nine months), while OCI will increase by the same amount, and each of basic and diluted loss per share for the quarter will increase from $0.15 to $0.18 (and from a loss per share of $0.34 to $0.38 for the nine months). These changes will have no other effect on the Company’s statements of operations or balance sheets, and will have no effect on the Company’s reported liquidity or cash flows from operating activities, financing activities or investing activities.

To effect such restatements, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 10-K”) will include the restated unaudited quarterly and year-to-date financial information for the Affected 2015 Quarterly Financial Statements at Note 20 (unaudited) of the Notes to the Company’s audited consolidated financial statements included in the 2015 10-K. The Company intends to file its 2015 10-K as soon as practicable. Additionally, the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2016 and September 30, 2016 will restate the comparable prior quarter and year-to-date periods. The Impacted 10-Qs will not be amended.

The Company’s Audit Committee and management have each discussed the matters disclosed in this Item 4.02 with the Company’s independent registered accounting firm.

Impact on Evaluation of Internal Controls over Financial Reporting and Disclosure Controls and Procedures

In light of the foregoing, the Company’s Audit Committee has determined that the Company’s internal controls over financial reporting were not effective as of June 30, 2015, September 30, 2015 and December 31, 2015. Additionally, the Company’s management has determined that the Company’s internal control over financial reporting, and consequently the Company’s disclosure controls and procedures, were not effective as of June 30, 2015 and September 30, 2015 (notwithstanding their prior conclusions, contained in the Impacted 10-Qs, that such disclosure controls and procedures were effective as of the end of such periods), as well as at December 31, 2015. Such conclusions will be included in the 2015 10-K.

Item 8.01	Other Events.

As a matter related to, but distinct from, the disclosure in Item 4.02(a), as a result of a failure (due to administrative oversight) to include financial statements for the Company’s short, pre-IPO year from May 16, 2012 (commencement of operations) to December 31, 2012 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the Company’s principal executive officer and principal financial officer have determined (notwithstanding their prior conclusions to the contrary contained in the Annual Reports on Forms 10-K or in the Quarterly Reports on Forms 10-Q for the periods ended as of the dates specified following) that the Company’s disclosure controls and procedures were not effective as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015. The revised conclusions as of December 31, 2014 and March 31, 2015 (together with the revised conclusions referenced above in Item 4.01(a)) will be included in the 2015 10-K.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by us from time to time in SEC filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking words or phrases including, but not limited to, “anticipate”, “project”, “believe”, “expect”, “intend”, “may”, “planned”, “potential”, “should”, “will” or “would”. We caution readers that results predicted by forward-looking statements, including, without limitation, those relating to, among other things, our future business prospects, revenues, liquidity, capital needs, and cash flows from operations, financing or investing activities, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Specific risks and uncertainties include, but are not limited to, those set forth under Part I, Item 1A, Risk Factors, of our latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

March 22, 2016	By:	/s/ David Oston
David Oston
Chief Financial Officer, Secretary and Treasurer